UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(888) 909-5564

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Reorganization, Blüm assumed the Incentive Plans, each UNRV Note and each UNRV Warrant (each as defined below), the description of which is included in Item 2.01 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 12, 2024, Unrivaled Brands, Inc., a Nevada corporation (“UNRV”) completed its previously announced reorganization merger pursuant to an Agreement and Plan of Merger, dated October 9, 2023 (the “Reorganization Agreement”), by and among UNRV, Blum Holdings, Inc., a Delaware corporation (“Blüm”), and Blum Merger Sub, Inc., a Nevada corporation and, as of immediately prior to the consummation of such merger, a wholly-owned subsidiary of Blüm (“Merger Sub”). The Reorganization Agreement provided for the merger of UNRV and Merger Sub, with UNRV surviving the merger as a wholly owned subsidiary of Blüm (the “Reorganization”). The Reorganization Agreement was approved and adopted by the stockholders of UNRV at its annual meeting of stockholders held on December 5, 2023.

At the effective time of the Reorganization, all of the issued and outstanding shares of UNRV’s common stock, par value $0.001 per share (“UNRV Common Stock”) were converted automatically on a one-for-one basis into shares of Blüm’s common stock, par value $0.001 per share (“Blüm Common Stock”), and all of the issued and outstanding shares of UNRV’s classes of preferred stock, par value $0.001 per share (“UNRV Preferred Stock”), were converted automatically on a one-for-one basis into shares of Blüm’s respective classes of preferred stock, par value $0.001 per share (“Blüm Preferred Stock”).

In connection with the Reorganization, Blüm assumed (a) the Terra Tech Corp. 2016 Equity Incentive Plan (the “2016 Plan”), (b) the Terra Tech Corp. Amended and Restated 2018 Equity Incentive Plan (as amended, the “2018 Plan”), and (c) the UMBRLA, Inc. 2019 Equity Incentive Plan (as amended, the “UMBRLA Plan,” and together with the 2016 Plan and the 2018 Plan, the “Incentive Plans”). Blüm also assumed all options to purchase shares of UNRV Common Stock that were outstanding under the Incentive Plans at the time of the Reorganization. The reserve of UNRV Common Stock under the Incentive Plans was automatically converted on a one-share-for-one-share basis into shares of Blüm Common Stock. The terms and conditions that were in effect immediately prior to the Reorganization under each outstanding equity award assumed by Blüm will continue in full force and effect after the Reorganization, except that the shares of common stock issuable under each such award will be shares of Blüm Common Stock.

At the effective time of the Reorganization, (i) each outstanding convertible promissory note (a “UNRV Note”) convertible into shares of UNRV Common Stock automatically converted into a convertible promissory note convertible into shares of Blüm Common Stock (a “Blüm Note”) and (ii) each outstanding warrant to purchase shares of UNRV Common Stock (a “UNRV Warrant”) automatically converted into a warrant to purchase shares of Blüm Common Stock (a “Blüm Warrant”). Each Blüm Note is subject to terms and conditions consistent with the applicable UNRV Note as in effect immediately prior to the effective time. Each Blüm Warrant is subject to terms and conditions consistent with the applicable UNRV Warrant as in effect immediately prior to the effective time.

For a period of twenty (20) business days following the Reorganization, the shares of Blüm Common Stock will trade on the OTCQB tier of the OTC Markets under the symbol “UNRVD.” Thereafter, UNRV expects that the shares of Blüm Common Stock will trade under the symbol “BLMH.”  The CUSIP number for the Blüm Common Stock is 09642F101.

The directors and executive officers of Blüm immediately following the Reorganization are the same individuals who were directors and executive officers, respectively, of UNRV immediately prior to the Reorganization.

Upon completion of the Reorganization, Blüm Common Stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Blüm is the successor issuer to UNRV.

The foregoing description of the terms of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is included as Exhibit 2.1 to UNRV’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2023 and incorporated by reference herein.

2

Item 3.03. Material Modification to Rights of Security Holdings.

As a result of the Reorganization, stockholders of UNRV became stockholders of Blüm, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of Blüm (the “Certificate of Incorporation”), the Certificate of Designation of Series V Preferred Stock of Blüm (the “Series V Certificate”), the Certificate of Designation of Series N Preferred Stock of Blüm (the “Series N Certificate,” and together with the Series V Certificate and the Certificate of Incorporation, the “Charter”) and the Amended and Restated Bylaws of Blüm (the “Bylaws”). A description of the comparative rights of the holders of Blüm capital stock and the holders of UNRV capital stock is included in the “Proposal 1. Reorganization” section of the joint proxy statement/prospectus of Blüm and UNRV (the “Joint Proxy Statement/Prospectus”), filed by Blüm with the SEC on October 23, 2023, which description is incorporated by reference herein.

Item 5.01. Change in Control of Registrant.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of Blüm are the same as the directors of UNRV immediately prior to the Reorganization. Such directors and their current committee positions are listed below.

Board and Committees

Director	Age	Audit	Compensation	Nominating
Sabas Carrillo	46
Matthew Barron	39	X	X	X
James Miller	63

The executive officers of Blüm are the same as the executive officers of UNRV immediately prior to the Reorganization. Such executive officers and their current positions are listed below.

Executive Officer	Age	Present Position
Patty Chan	36	Chief Financial Officer
Christopher Rivera	45	Interim Chief Financial Officer
Sabas Carrillo	46	Chief Executive Officer, Chairman of Board of Directors

In connection with the Reorganization, Blüm assumed the Incentive Plans.

3

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2024, Articles of Merger filed with the Secretary of State of the State of Nevada effectuating the Reorganization became effective. The Reorganization is described above in Items 2.01 and 3.03 of this Current Report on Form 8-K, and such description is incorporated in this Item 5.03 by reference. A copy of the Articles of Merger is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 16, 2024, UNRV issued a press release relating to the consummation of the Reorganization, and Blüm issued a press release relating to the symbol change resulting from the reverse stock split and subsequent Reorganization. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

At the effective time of the Reorganization, Blüm became the successor issuer to UNRV pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Blüm Common Stock, as the common stock of the successor issuer, are deemed registered under Section 12(g) of the Exchange Act. In connection with the completion of the Reorganization, Blüm is filing with the SEC a Current Report on Form 8-K12G3. As a result, future filings with the SEC will be filed by Blüm under CIK No. 1996210.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Merger, filed with the Nevada Secretary of State, effective January 12, 2024
99.1	Press release dated January 16, 2024
99.2	Press release dated January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.
Date: January 16, 2024
	By:	/s/ Sabas Carrillo
Sabas Carrillo Chief Executive Officer

5